BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Kathy Zhou
One Church Street
Burlington, VT 05401, USA

Work Order #: W2022032501367
March 25, 2022
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 380468

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Articles of Incorporation-For-Profit • 490,000,000@0.001 Common = $490,000.00 • 10,000,000@0.001 Preferred = $10,000.00 • # Of No Par Values Shares 0 • Authorized Value $500,000.00	Fees	20222200045	3/25/2022 1:33:47 PM	InternalReview	1	$275.00	$275.00
Initial List	Fees	20222200047	3/25/2022 1:33:48 PM	InternalReview	1	$150.00	$150.00
Initial List	Business License Fee	20222200047	3/25/2022 1:33:48 PM	InternalReview	1	$500.00	$500.00
Total							$925.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6482404160556007003022	Success	$925.00
Total			$925.00

Credit Balance: $0.00

Kathy Zhou
One Church Street
Burlington, VT 05401, USA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Kathy Zhou
One Church Street
Burlington, VT 05401, USA

Work Order #: W2022032501367
March 25, 2022
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 380468

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Articles of Incorporation-For-Profit • 490,000,000@0.001 Common = $490,000.00 • 10,000,000@0.001 Preferred = $10,000.00 • # Of No Par Values Shares 0 • Authorized Value $500,000.00	Fees	20222200045	3/25/2022 1:33:47 PM	InternalReview	1	$275.00	$275.00
Initial List	Fees	20222200047	3/25/2022 1:33:48 PM	InternalReview	1	$150.00	$150.00
Initial List	Business License Fee	20222200047	3/25/2022 1:33:48 PM	InternalReview	1	$500.00	$500.00
Total							$925.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6482404160556007003022	Success	$925.00
Total			$925.00

Credit Balance: $0.00

Kathy Zhou
One Church Street
Burlington, VT 05401, USA

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

03/25/2022

Work Order Item Number: W2022032501367 - 2008278
Filing Number: 20222200045
Filing Type: Articles of Incorporation-For-Profit
Filing Date/Time: 03/25/2022 13:33:47 PM
Filing Page(s): 9

Indexed Entity Information:

Entity ID: E22000462022-2
Entity Name: Maverick Lifestyle Inc.
Entity Status: Active
Expiration Date: None

Commercial Registered Agent
INCORP SERVICES, INC.
3773 HOWARD HUGHES PKWY STE 500S, Las Vegas, NV 89169 - 6014, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

03/25/2022

Work Order Item Number:	W2022032501367 - 2008279
Filing Number:	20222200047
Filing Type:	Initial List
Filing Date/Time:	03/25/2022 13:33:48 PM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E22000462022-2 **Entity Name:** Maverick Lifestyle Inc.

Entity Status: Active **Expiration Date:** None

Commercial Registered Agent
INCORP SERVICES, INC.
3773 HOWARD HUGHES PKWY STE 500S, Las Vegas, NV 89169 - 6014, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E22000462022-2
Barbara K. Cegavske (signature)	Filing Number 20222200045
Secretary of State State Of Nevada	Filed On 03/25/2022 13:33:47 PM
	Number of Pages 9

Formation - Profit Corporation

☑ NRS 78 - Articles of Incorporation Profit Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

Articles of Formation of ______________________ **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)
Maverick Lifestyle Inc.

2. Registered Agent for Service of Process: (Check only one box)
☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

INCORP SERVICES, INC.
Name of Registered Agent **OR** Title of Office or Position with Entity

Street Address	City	State	Zip Code
3773 HOWARD HUGHES PKWY STE 500S	Las Vegas	Nevada	89169

Mailing Address (If different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent:
I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)
This corporation is a close corporation operating with a board of directors ☐ Yes OR ☑ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders
(NRS 78: Board of Directors/ Trustees is required.
NRS 78a: Required if the Close Corporation is governed by a board of directors.
NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1) Victor Krahn
Name

Address	City	State	Zip Code
Maverick Lifestyle Inc. 3773 Howard Hughes Parkway, Suite 500S	Las Vegas	NV	89169

5. Jurisdiction of Incorporation: (NRS 80 only)
5a. Jurisdiction of incorporation: ____________
5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. Yes ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	**The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.**
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of common shares with Par value: 490000000.0 Par value: $ 0.001 Number of preferred shares with Par value: 10000000.0 Par value: $ 0.001 Number of shares with no par value: 0 If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name: Kathy Z. Zhou Country: United States Address: One Church Street City: Burlington State: VT Zip/Postal Code: 05402 X Kathy Z. Zhou (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Filed in the Office of	Business Number E22000462022-2
Barbara K. Cegavske	Filing Number 20222200045
Secretary of State State Of Nevada	Filed On 03/25/2022 13:33:47 PM
	Number of Pages 9

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:
Name of represented entity: Maverick Lifestyle Inc.
Entity or Nevada Business Identification Number (NVID): (for entities currently on file)

2. Registered Agent Acceptance:
☑ Registered Agent Acceptance

3. Information Being Changed:
Statement of Change takes the following effect: (select only one)
☐ Appoints New Agent (complete section 5)
☐ Update Represented Entity Acting as Registered Agent (complete sections 5)
☐ Update Registered Agent Name (complete sections 4 & 5)
☐ Update Registered Agent Address (complete sections 4 & 5)

4. Registered Agent Information Before the Change: (Non-commercial registered agents ONLY)
Name of Registered Agent OR Title of Office or Position with Entity
Street Address | City | Nevada | Zip Code
Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Newly Appointed Registered Agent or Registered Agent Information After the Change:
☑ Commercial Registered Agent: (name only below) ☐ Noncommercial Registered Agent: (name and address below) ☐ Office or Position with Entity (title or position and address below)
InCorp Services, Inc.
Name of Registered Agent OR Title of Office or Position within Entity
Street Address | City | Nevada | Zip Code
Mailing Address (if different from street address) | City | Nevada | Zip Code

6. Electronic Notification: (Optional)
Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only:

7. Certificate of Acceptance of Appointment of Registered Agent: (Required)
I hereby accept appointment as Registered Agent for the above named Entity.
X [signature] Karla Vazquez on behalf of InCorp Services, Inc. 03/17/2022
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity | Date

8. Signature of Represented Entity: (Required)
X [signature] Kathy Zhou, as Incorporator 03/17/2022
Authorized Signature On Behalf of the Entity | Date

FEE: $60.00
This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E22000462022-2
Barbara K. Cegavske	Filing Number 20222200045
Secretary of State State Of Nevada	Filed On 03/25/2022 13:33:47 PM
	Number of Pages 9

ARTICLES OF INCORPORATION

of

MAVERICK LIFESTYLE INC.

A Nevada Corporation

The undersigned incorporator, in order to from a corporation under the Chapter 78 of the Nevada Revised Statutes (the "NRS"), hereby certifies as follows:

1. Name. The name of the corporation is "Maverick Lifestyle Society"

2. **Address; Registered Office and Agent.** The address of the Corporation's registered office is 3773 Howard Hughes Parkway, Suite 500S, Las Vegas, Clark County, NV 89169-6014, and the name of its registered agent at such address is InCorp Services, Inc.

3. **Purposes.** The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

4. **Capital Stock.** The total number of shares of stock that the Corporation shall have authority to issue is: 500,000,000, divided as follows: 10,000,000 shares of Preferred Stock, of the par value of $0.001 per share (the "Preferred Stock"), and 490,000,000 shares of Common Stock, of the par value of $0.001 per share (the "Common Stock").

4.1. The designation, relative rights, preferences and limitations of the shares of each class are as follows:

4.1.1. The shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with such powers, including voting powers, if any, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the designation and issue of such shares of Preferred Stock from time to time adopted by the Board of Directors (the "Board") pursuant to authority so to do which is hereby expressly vested in the Board. The powers, including voting powers, if any, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. As determined by the Board and subject to the limitations prescribed by law, each series of shares of Preferred Stock: (a) may have such voting rights or powers, full or limited, if any; (b) may be subject to redemption at such time or times and at such prices, if any; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock, if any; (d) may have such rights upon the voluntary or involuntary

liquidation, winding up or dissolution of, or upon any distribution of the assets of, the Corporation, if any; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation (or any other securities of the Corporation or any other person) at such price or prices or at such rates of exchange and with such adjustments, if any; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts, if any; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation, if any; and (h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, if any; all as shall be stated in said resolution or resolutions of the Board providing for the designation and issue of such shares of Preferred Stock. Any of the voting powers, designations, preferences, rights and any qualifications, limitations or restrictions of any such series of Preferred Stock may be made dependent upon facts ascertainable outside of the resolution or resolutions providing for the issue of such Preferred Stock adopted by the Board pursuant to the authority vested in it by this Section 4.1.1, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such series of Preferred Stock is clearly and expressly set forth in the resolution or resolutions providing for the issue of such Preferred Stock.

4.1.2. Except as otherwise provided by law or by these Articles of Incorporation and subject to the express terms of any series of shares of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of Directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his or her name on the books of the Corporation. Except as otherwise provided by law or by these Articles of Incorporation and subject to the express terms of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its stockholders.

4.1.3. No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or any warrant or option for the purchase of any thereof, other than such (if any) as the Board, in its discretion, may determine from time to time.

4.1.4. Subject to the provisions of these Articles of Incorporation and the express terms of any series of Preferred Stock and except as otherwise provided by law, the stock

of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board may from time to time determine, without action by the stockholders.

5. Election of Directors. Unless and except to the extent that the By-laws of the Corporation (the "By-laws") shall so require, the election of the directors of the Corporation need not be by written ballot.

6. **Limitation of Liability**. To the fullest extent permitted by the NRS and other applicable law, no Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, provided that this provision shall not eliminate or limit the liability of a Director under NRS Section 78.138 or under NRS Section 78.300. If the NRS is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

Any repeal or modification of the foregoing provision shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

7. Indemnification.

7.1. To the extent not prohibited by applicable law, the Corporation shall indemnify any person (a "Covered Person") who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director or officer of any other corporation or in a capacity with comparable authority or responsibilities for any partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against expenses (including attorneys' fees) in the event of an action by or in the right of the Corporation and against judgments, fines, and amounts paid in settlement and expenses (including attorneys' fees), in the event of any other proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal proceeding, had no reason to believe the person's conduct was unlawful; and except that no indemnification shall be made, in the event of an action by or in the right of the Corporation, if prohibited by the NRS. Persons who are not Directors or officers of the Corporation (or otherwise entitled to indemnification pursuant to the preceding sentence) may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Section 7.

7.2. The Corporation shall, from time to time, reimburse or advance to any Covered Person the funds necessary for payment of expenses, including attorneys' fees and

disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the NRS, such payment of expenses in advance of the final disposition of a Proceeding shall be made only upon receipt by the Corporation of an undertaking, by the Covered Person, to repay any such amount so advanced if it shall ultimately be determined that such Covered Person is not entitled to be indemnified for such expenses.

7.3. The rights to indemnification or advancement of expenses provided by, or granted pursuant to, this Section 7 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under applicable law, these Articles of Incorporation, the By-laws, any agreement, any vote of stockholders or disinterested Directors or otherwise.

7.4. The rights to indemnification or advancement of expenses provided by, or granted pursuant to, this Section 7 shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

7.5. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 7, the By-laws or under NRS Section 78.752 or any other provision of law.

7.6. Any repeal or modification of the provisions of this Section 7 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

7.7. The rights to indemnification or advancement of expenses provided by, or granted pursuant to, this Section 7 shall be enforceable by any Covered Person in the District Court of the State of Nevada. The burden of proving that such indemnification or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or advancement of expenses, in whole or in part, in any such proceeding.

7.8 The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at the Corporation's request as a director, officer,

employee or agent of any Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

7.9. This Section 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

8. Combinations with Interested Stockholders, Directors and Officers. The Corporation hereby expressly elects not to be governed by the provisions of NRS Sections 78.411-78.444, inclusive, and Sections 78.378-78.444, inclusive (or any successor provisions thereof), and the restrictions and limitations set forth therein.

Except as forbidden by law or by these Articles of Incorporation, no transaction of the Corporation with any other person, firm or corporation, or in which the Corporation is interested, will be affected or invalidated by the fact that the common directorship, office, or financial interest is not known to the Director or officer at the time the transaction is brought before the Board for action, so long as the transaction is duly approved.

9. Duration. The Corporation is to have perpetual existence.

10. Adoption, Amendment and/or Repeal of By-Laws. The Board may from time to time adopt, amend or repeal the By-laws; provided, however, that any By-laws adopted or amended by the Board may be amended or repealed, and any By-laws may be adopted, by the stockholders of the Corporation by vote of the holders of stock of the Corporation entitled to vote in the election of Directors of the Corporation and representing a majority of the voting power.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 25th day of March, 2022.

By: ______________________________

Kathy Zhou, Esq., Incorporator
Address: Paul Frank + Collins P.C.
One Church Street, Fifth Floor
Burlington, VT 05401
(802) 658-2311

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application

Initial List Of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

Maverick Lifestyle Inc.

NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number **E22000462022-2**
	Filing Number **20222200047**
	Filed On **03/25/2022 13:33:48 PM**
	Number of Pages **2**

- [x] Corporation
  - [ ] This corporation is publicly traded, the Central Index Key number is:
- [ ] Nonprofit Corporation (see nonprofit sections below)
- [ ] Limited-Liability Company
- [ ] Limited Partnership
- [ ] Limited-Liability Partnership
- [ ] Limited-Liability Limited Partnership (if formed at the same time as the Limited Partnership)
- [ ] Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
- [ ] 001 - Governmental Entity
- [ ] 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming and exemption under 501(c) designation must indicate by checking box below.
- [ ] Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.
- [ ] Unit-owners' Association
- [ ] Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?
- [ ] No - no additional form is required
- [ ] Yes - the "Charitable Solicitation Registration Statement" is required.
- [ ] The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE DIRECTOR:

Field	Value
Name	Victor Krahn
Country	USA
Address	Maverick Lifestyle Inc. 3773 Howard Hughes Parkway, Suite 500S
City	Las Vegas
State	NV
Zip/Postal Code	89169

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the office of the Secretary of State.

X Kathy Zhou

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title: Incorporator

Date: 03/25/2022

SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC CORPORATION (78) CHARTER

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that **Maverick Lifestyle Inc.** did, on 03/25/2022, file in this office the original Articles of Incorporation-For-Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 03/25/2022.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate
Number: B202203252519887
You may verify this certificate online at http://www.nvsos.gov

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

Maverick Lifestyle Inc.

Nevada Business Identification # NV20222408022
Expiration Date: 03/31/2023

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 03/25/2022.

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202203252519888
You may verify this certificate
online at http://www.nvsos.gov